                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 3, 1998, included and incorporated by reference in Vitalink Pharmacy Services, Inc.'s Form 10-K for the year ended May 31, 1998 and to all references to our Firm included in this registration statement.


                                                           Arthur Andersen LLP


Washington, D.C.
February 1, 1999